UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                February 13, 2006
                                -----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             FINANCIALCONTENT, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     0-28377                   94-3319536
----------------------------      ----------------          --------------------
(State or other jurisdiction      (Commission File            (IRS Employer
      of incorporation)               Number)               Identification No.)

                        400 Oyster Point Blvd., Suite 435
                       So. San Francisco, California 94080
                           --------------------------
                    (Address of principal executive offices)

                            650/837-9850 (telephone)
                               650/745-2677 (fax)
                               ------------------
                          Registrant's telephone number

                      -------------------------------------
                         Former name and former address

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On February 13, 2006, FinancialContent, Inc. (the "Company") entered into a Note and Warrant Purchase Agreement with an institutional investor for the sale of a $1,000,000 secured convertible note.

Item 3.02 Unregistered Sales of Equity Securities

On February 13, 2006, FinancialContent, Inc. entered into a Note and Warrant Purchase Agreement with an institutional investor for the sale of a $1,000,000 secured convertible note. The note is payable in three tranches: $350,000 was paid on February 13, 2006; $350,000 is payable upon the filing of a registration statement to register for resale the shares issuable thereunder; and $300,000 is payable upon the registration statement being declared effective by the Securities and Exchange Commission. The secured convertible note bears interest at a rate of 9% per annum, matures two years from the date of issuance, and is convertible in whole or in part into registrable shares of the Company's common stock at $0.75 per share. The note is secured by all of the Company's assets. In the event the 10 day average closing bid price of the Company's common stock is less than $0.75 per share within the 30 day period immediately following the registration statement being declared effective, the institutional investor may reset the conversion price to twenty-five percent below such average price and again every four months thereafter should the share price fall below $0.75. The warrants issuable under the agreement are equal to twenty-five percent of the number of shares into which the entire principal amount of the note is convertible at an exercise price of $1.00 per share plus twenty-five percent of the number of shares into which the note is convertible at an exercise price of $1.25 per share. Said warrants have a five (5) year term, the shares issuable thereunder are registrable, and have cashless exercise rights which expire upon said registration statement being declared effective.


Item 7.01 Regulation FD Disclosure

The information in this Item 7.01 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of the Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

A copy of the press release issued by FinancialContent, Inc. on February 17, 2006, announcing the closing of the above referenced financial transaction, is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

10.47 Note and Warrant Purchase Agreement dated February 13, 2006, inclusive of the Form of Senior Secured Convertible Note, Form of Series A Warrant, Form of Series B Warrant, Registration Rights Agreement, and Security Agreement attached as Exhibits A through F, respectively, attached thereto.

99.1     News Release issued by FinancialContent, Inc. on February 17, 2006.

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

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FinancialContent, Inc.


                                        By: /s/ Wing Yu
                                        ---------------
                                        Wing Yu,
                                        Chief Executive Officer

                                        Date: February 17, 2006

Index to Exhibits

Sequentially      Exhibit
Numbered Page       No.                  Description of Document
-------------     -----                  -----------------------

                    10.47 Note and Warrant Purchase Agreement dated February 13, 2006, and exhibits attached thereto.

                     99.1     Press Release of the Registrant dated February 16,
                              2006


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